Accounts Receivable, net	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Credit Loss [Abstract]
Accounts Receivable, net

7. Accounts Receivable, net

Accounts receivables are mainly attributable to the sale of Ameluz®. It is expected that all trade receivables will be settled within twelve months of the balance sheet date. Trade accounts receivable are stated at their net realizable value. The allowance for credit losses reflects our best estimate of expected credit losses of the receivables determined on the basis of historical experience and current information. In developing the estimate for expected credit losses, trade accounts receivables are segmented into pools of assets depending primarily on delinquency status, and fixed reserve percentages are established for each pool of trade accounts receivables.

The allowance for credit losses was $0.2 million and $0.1 million as of June 30, 2023 and December 31, 2022, respectively.

7. Accounts Receivable, net

Accounts receivable are mainly attributable to the sale of Ameluz®, the BF-RhodoLED® and Xepi®. It is expected that all trade receivables will be settled within twelve months of the balance sheet date.

The allowance for doubtful accounts was $0.1 million and negligible as of December 31, 2022 and 2021, respectively.